VIP-1 P1, P2, P4 06/16

SUPPLEMENT DATED June 27, 2016

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

TEMPLETON FOREIGN VIP FUND

TEMPLETON GROWTH VIP FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

Effective June 30, 2016, the prospectus is amended as follows:

 I.     The benchmark for the Templeton Foreign VIP Fund has changed from the MSCI EAFE Index to the MSCI ACWI EX USA Index.  The “Fund Summary – Performance - Average Annual Total Returns” table on page TF-S4 is revised to add the following:

	1 Year	5 Years	10 Years
MSCI All Country World ex-US Index (index reflects no deduction for fees, expenses or taxes) [1]	-5.25%	1.51%	3.38%

1.  Performance figures as of December 31, 2015.  The MSCI All Country World ex-US Index is replacing the MSCI EAFE Index as the Fund’s benchmark. The investment manager believes the composition of the MSCI All Country World ex-US Index more accurately reflects the Fund’s holdings.

II.     The benchmark for the Templeton Growth VIP Fund has changed from the MSCI World Index to the MSCI ACWI Index.  The “Fund Summary – Performance - Average Annual Total Returns” table on page TG-S3 is revised to add the following:

	1 Year	5 Years	10 Years
MSCI All Country World Index (index reflects no deduction for fees, expenses or taxes) [1]	-1.84%	6.66%	5.31%

1.  Performance figures as of December 31, 2015.  The MSCI All Country World Index is replacing the MSCI World Index as the Fund’s benchmark. The investment manager believes the composition of the MSCI All Country World Index more accurately reflects the Fund’s holdings.

Please keep this supplement with your prospectus for future reference.